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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event Reported) May 10, 1996
                                                          ------------

                            COX COMMUNICATIONS, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

               1-06590                                   58-2112288
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           (Commission File                           (I.R.S. Employer
                Number)                            Identification Number)

        1400 Lake Hearn Drive
        Atlanta, Georgia 30319                              30319
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        (Address of principal                             (Zip Code)
          executive officer)

        Registrant's telephone number, including area code 404-843-5000
                                                           ------------

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         (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        The exhibits attached hereto are being filed in connection with the Registration Statement (Reg. No. 333-3766) on Form S-3 filed with the Securities and Exchange Commission under which Cox Communications, Inc. may from time to time offer and issue medium-term notes for up to a maximum aggregate amount of $750 million.



        (a) Financial Statements

              None.

        (b) Pro Forma Financial Information

              None.

            1.1 U.S. Distribution Agreement among Morgan Stanley & Co. Incorporated, Deutsche Morgan Grenfell/C.J. Lawrence Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Capital Markets, Inc. and Cox Communications, Inc., dated as of May 10, 1996.

            4.1  Form of Fixed Rate Note

            4.2  Form of Floating Rate Note

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 9, 1996                  COX COMMUNICATIONS, INC.


                                        By: /s/ Jimmy W. Hayes
                                            ----------------------------
                                            Jimmy W. Hayes
                                            Senior Vice President, Finance
                                            and Chief Financial Officer



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